UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2006

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Amendment of Legacy Officer and Director Deferred Compensation Plans

On December 30, 2005, the Committee on Executive Compensation (the “Compensation Committee”) of Alliance One International, Inc. (“Alliance One”) amended the DIMON Incorporated Compensation Deferral Plan (the “DIMON Plan”) in order to freeze the DIMON Plan in light of the new deferred compensation rules of Section 409A of the Internal Revenue Code of 1986, as amended.  Section 409A changed the income tax treatment of nonqualified deferred compensation and imposed new requirements on both the terms and operations of such plans.  Since only one Participant had deferred compensation under the DIMON Plan and there were no deferrals in 2005, the amendment freezes the Plan as of December 31, 2004, prohibiting deferral of any compensation or any award under the Plan after such date. The preceding summary is qualified in its entirety by reference to the amendment to the DIMON Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Also on December 30, 2005, the Compensation Committee amended the Standard Commercial Corporation Supplemental Retirement Plan (the “Standard Supplemental Plan”) in connection with the merger of the Standard Commercial Corporation Qualified Plan into the Alliance One International, Inc. Pension Plan (formerly known as the DIMON Incorporated Cash Balance Plan) (the “Alliance One Plan”) as of January 1, 2006.  The amendment to the Standard Supplemental Plan freezes the benefits under the Plan as of December 31, 2005.  A new section was also added to the Standard Supplemental Plan stating that the Plan would be administered in good faith compliance with Section 409A of the Internal Revenue Code of 1986, to the extent that Section 409A applies to specific benefits available through the Standard Supplemental Plan.  The preceding summary is qualified in its entirety by reference to the amendment to the Standard Supplemental Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.  The Standard Commercial Corporation Supplemental Retirement Plan, dated March 27, 1990, as amended, is attached hereto as Exhibit 10.3.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description

	10.1	AMENDMENT TO DIMON INCORPORATED COMPENSATION DEFERRAL PLAN, dated December 30, 2005.

	10.2	AMENDMENT TO STANDARD COMMERCIAL CORPORATION SUPPLEMENTAL RETIREMENT PLAN, dated December 30, 2005

	10.3	STANDARD COMMERCIAL CORPORATION SUPPLEMENTAL RETIREMENT PLAN, dated March 27, 1990, as amended.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 05, 2006	Alliance One International, Inc.
Registrant

By: /s/ Thomas G. Reynolds
Name: Thomas G. Reynolds
Title: Vice President – Controller (Chief Accounting Officer)

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Alliance One International, Inc. and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

10.1	AMENDMENT TO DIMON INCORPORATED COMPENSATION DEFERRAL PLAN, dated December 30, 2005.	5 - 6

10.2	AMENDMENT TO STANDARD COMMERCIAL CORPORATION SUPPLEMENTAL RETIREMENT PLAN, dated December 30, 2005	7

10.3	STANDARD COMMERCIAL CORPORATION SUPPLEMENTAL RETIREMENT PLAN, dated March 27, 1990, as amended.	8 - 20

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